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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2002

                         Peerless Systems Corporation,
                            a Delaware Corporation

            (Exact name of registrant as specified in its charter)


           Delaware                     000-21287               95-3732595
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)



2381 Rosecrans Avenue, El Segundo, California                      90245
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:           (310) 536-0908


                                  Not Applicable
                        -------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

          On March 21, 2002, Peerless Systems Corporation (the "Registrant") announced financial results for its fourth quarter and its full year ended January 31, 2002. A copy of the Registrant's press release issued on March 21, 2002 with respect to these financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               Exhibit 99.1 Press Release of the Registrant dated March 21, 2002
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Peerless Systems Corporation,
                               a Delaware corporation

Date: March 21, 2002           By: /s/ Howard Nellor
                                   --------------------------------------
                                   Howard Nellor
                                   President and Chief Executive Officer


                                 EXHIBIT INDEX

Exhibit No.       Description
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Ex. 99.1          Press Release of the Registrant dated as of March 21, 2002